EXHIBIT 32.02

SHADES HOLDINGS, INC.

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE
SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K for the fiscal year ended December 31, 2010 of Shades Holdings, Inc.  (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jesus Diaz, Principal Financial Officer of the Company, certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities and Exchange Act of 1934, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jesus Diaz
Jesus Diaz
Principal Financial Officer and Principal Accounting Officer

April 15, 2011